Other Receivable and Deposit - Summary of Other Receivable and Deposit (Details) - Benefactum Alliance Business Consultant (Beijing) Co., Ltd [Member] - USD ($)	Jun. 30, 2016	Dec. 31, 2015	Dec. 31, 2014
Security deposit	$ 73,816	$ 191,518	$ 44,956
Due from an individual shareholder	422,357	93,426	3,854
Due from related companies		104,071	32,983
Advances and loans	963,333	493,696	884,817
Other receivable and deposit	$ 1,459,506	$ 882,711	$ 966,610